EXHIBIT 99.1

Octillion Enters into Research Agreement to Expand Development of Photovoltaic Window Technologies

Sponsored Research Agreement announced at 1st Annual Conference on Nanotechnology at Oakland University;  Researchers to pursue development of highly transparent photovoltaics and related technologies.

Auburn Hills, MI – August 18, 2008 – Octillion Corp. (Symbol: OCTL), a next-generation alternative and renewable energy technology incubator, today announced that it has entered into a Sponsored Research Agreement with scientists at Oakland University to further the development of its NanoPower Window technology.  In addition to working to advance the Company’s solar photovoltaic technology, scientists and collaborating researchers will explore additional nanotechnology applications that may be derived from their efforts.

Mr. Nicholas Cucinelli, President and CEO of Octillion Corp., announced the agreement today at the 2008 Nanoscale Science and Engineering Conference at Oakland University (www2.oakland.edu/research/nanotech).  “Nanotechnology research and development requires a highly collaborative and flexible approach to achieve commercially-viable outcomes, and that sentiment is very much alive here at Oakland University,” stated Mr. Cucinelli.  “There is a rapidly growing ‘nanotechnology corridor’ developing here in Southeast Michigan, and we look forward to working with Oakland University to access and enhance those resources.”

The two-year agreement will be focused on transparent photovoltaic device construction on glass substrates, and also includes provisions to explore related innovations such as flexible substrates, hybridized solar cell designs, and other photovoltaic innovations. In addition to furthering the Company’s efforts to develop a transparent window capable of generating electricity, the agreement also allows Octillion and Oakland University to jointly benefit from nanotechnology innovations that may broadly apply in other applications and markets, creating incentives for the commercialization of peripheral discoveries and the potential for spin-off activities and sub-licensing agreements.

The research will be carried out under the direction of micro/nano-electromechanical systems (MEMS/NEMS) expert Dr. Hongwei Qu, in close consultation with other Octillion collaborators.  Dr. Qu holds a Ph.D. degree in Electrical Engineering from the University of Florida, where he worked within the Interdisciplinary Microsystems Group to develop CMOS-MEMS inertial sensors and optical MEMS devices. He also holds an M.S. degree in Physics from Florida International University, where he studied ferroelectric thin films, and an M.S. degree in Electrical Engineering from Tianjin University, where he concentrated on semiconductor devices and solid state sensors.

“Oakland University is very pleased to have been selected to collaborate with Octillion on this exciting project,” commented Dr. T.C. Yih, Vice Provost for Research at Oakland University and a member of the Company’s Advisory Board. “Our interdisciplinary approach and relevant faculty expertise was a major attractor, as was our commitment to supplement regional facilities, such as the Michigan Nanofabrication Facility, with our laboratory equipment specific to the needs of Octillion.”  The Michigan Nanofabrication Facility is located in the nearby Solid-State Electronics Laboratory at the University of Michigan and is widely considered to be one of the best university facilities in the country for performing research on nanotechnology and solid-state devices (www.mnf.umich.edu).

Based in Rochester, Michigan and located just minutes from Octillion’s headquarters in Auburn Hills, Oakland University is one of the 82 U.S. “Doctoral/Research Universities” rated by the Carnegie Foundation for the Advancement of Teaching.  Created in 1957, Oakland University leverages its location in the heart of Michigan’s “Automation Alley” (www.automationalley.com) to support hundreds of partnerships with hospitals, Fortune 500 companies, cities, government agencies, and educational institutions.

“This agreement with an institution known for its exceptional ability to work with commercial partners further positions Octillion as a dedicated player in the Michigan economy and may soon enable organic expansion in the nanotech and solar portion of our growing technology portfolio,” stated Mr. Cucinelli. “As we continue to develop transparent solar photovoltaics that can be readily integrated into the existing glass manufacturing infrastructure, I believe Dr. Qu’s specific expertise and the flexible nature of our contract will substantially increase the potential value of our research to Octillion’s shareholders.”

About Octillion Corp.

Octillion Corp., together with its wholly owned subsidiaries, is a next generation technology incubator focused on the identification, acquisition, development, and commercialization of alternative and renewable energy technologies.

Through established relationships with universities, research institutions, government agencies, and start-up companies, we strive to identify technologies and business opportunities on the leading edge of innovation that have the potential of serving significant and unmet market needs.

Once a technology has been identified, we fund the research and development activities relating to the technology with the intention of ultimately, if warranted, licensing, commercializing and marketing the subject technology, either through internal resources, collaborative agreements or otherwise.

Unique to our business model is the use of established research infrastructure owned by the various organizations we work with, saving us significant capital which would otherwise be required for such things as land and building acquisition, equipment and furniture purchases, and other incidental start up costs. As a result, we are able to benefit from leading edge research and development while employing significantly less capital than conventional organizations.

Among our current research and development activities is the development of transparent photovoltaics which adapt home and office glass windows, skylights, and building facades into products capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

We are also developing a system to harness the kinetic energy of vehicles in motion as part of a broader effort to enhance the sustainability and energy efficiency of transportation infrastructures and systems.

For additional information, please visit: www.octillioncorp.com

To receive future press releases via email, please visit:

http://www.octillioncorp.com/alerts.php

To view the full HTML text of this release, please visit:

http://www.octillioncorp.com/OCTL_20080818.html

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov .. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.